UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003

CHAD THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

California	001-12214	95-3792700

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21622 Plummer Street, Chatsworth, California	91311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 882-0883

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER
ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION)
SIGNATURES
EXHIBIT 99.1

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER

ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

     On April 17, 2003, CHAD Therapeutics issued a press release announcing that it will write off the intangible license fee asset related to its TOTAL O2® delivery system. A copy of the press release is furnished herewith as Exhibit 99.1 to this Report.

[Remainder of Page Left Intentionally Blank.]

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAD THERAPEUTICS, INC., a California corporation

Date: April 22, 2003	By	/s/ Earl L. Yager

Earl L. Yager
President, Chief Financial Officer, and
Chief Operating Officer

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